EXHIBIT 10.31


                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                                (REVOLVING LOAN)

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (Revolving Loan) ("AMENDMENT AGREEMENT") is made as of the Effective Date by and among Cenex Harvest States Cooperatives, a Minnesota cooperative corporation ("BORROWER"), CoBank, ACB ("COBANK") as Co-Lead Arranger (f/k/a Co-Syndication Agent), as the Bid Agent, and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), NationsBank, N.
A. ("NATIONSBANK"), as Co-Lead Arranger, St. Paul Bank for Cooperatives ("ST. PAUL BANK"), as former Co-Syndication Agent, and the Syndication Parties signatory hereto, including CoBank, NationsBank, and St. Paul Bank in such capacity, (each a "SYNDICATION PARTY" and collectively, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, CoBank, St. Paul Bank, and certain of the present Syndication Parties entered into a Credit Agreement (Revolving Loan) ("CREDIT AGREEMENT") dated as of June 1, 1998. The Credit Agreement provided for a 364-Day Facility and a 5-Year Facility.

         B. CoBank, as Administrative Agent, gave written notification ("RENEWAL NOTICE") to those Syndication Parties which had an Individual 364-Day Commitment seeking (i) a renewal of their respective Individual 364-Day Commitments and
(ii) consent to an extension of the 364-Day Maturity Date pursuant to the provisions of Section 16.9 of the Credit Agreement.

         C. All of the Syndication Parties have provided the Administrative Agent with written notice of their agreement to renew their respective Individual 364-Day Commitments at the previous amounts (with the exception of St. Paul Bank for Cooperatives, which has agreed to renew in the reduced 364-Day Individual Commitment amount of $23,333,333.33).

         D. The Bank of Nova Scotia, which was not originally a Syndication Party, has agreed to become a Syndication Party with an Individual 364 Day Commitment of $20,000,000.00.

         E. The parties hereto desire to amend the Credit Agreement to renew the 364-Day Facility and to otherwise amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

2. RENEWAL OF INDIVIDUAL 364-DAY COMMITMENTS. The Syndication Parties hereby agree to renew their respective Individual 364-Day Commitments in the amounts set forth beneath their names and signatures on the signature pages hereto.

3. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

         3.1 Each reference in the Credit Agreement, including references in the introductory paragraph on page 1 thereof, in Subsection 1.144, and on certain signature pages, to the "Co-Syndication Agents" or to a "Co-Syndication Agent" shall be changed to a reference to the "Co-Lead Arrangers" or to a "Co-Lead Arranger", and NationsBank, N.A. shall replace St. Paul Bank for Cooperatives as a Co-Lead Arranger and shall function as such along with CoBank, ACB.

         3.2 Subsection 1.156 shall be amended in its entirety to read as follows:

                  1.156 364-DAY MATURITY DATE: May 25, 2000.

         3.3 Subpart (e) of Section 4.3 shall be amended in its entirety to read as follows:

                  (e) the proposed maturity dates for such Bid Advances ("BID MATURITY DATE") which must be Banking Days and which must not extend (i) more than 30 days beyond the 364-Day Maturity Date or (ii) beyond the 5-Year Maturity Date, as applicable.

         3.4 A new Section 4.11 shall be added reading as follows:

                  4.11 364-DAY FACILITY BID RATE LOANS - BID MATURITY DATE BEYOND 364-DAY MATURITY DATE. Notwithstanding any other provision in this Credit Agreement that may be construed to the contrary, in the event that a Syndication Party, at its sole discretion, makes a 364-Day Bid Advance to Borrower with a Bid Maturity Date later than the 364-Day Maturity Date; and (a) the 364-Day Maturity Date is subsequently extended by amendment to this Credit Agreement; and (b) such Syndication Party does not renew its Individual 364-Day Commitment at a level at least equal to the outstanding amount of such 364-Day Advance, then, in each such case, such outstanding amount will be repaid by Borrower, and accepted by such Syndication Party, on the 364-Day Maturity Date (as in effect prior to such extension thereof) without any liability for Funding Losses on such amount.

         3.5 The 364-Day Facility Fee as set forth in Section 6.5.1 shall be increased from

0.10% of the Aggregate 364-Day Commitment in effect on the date of such calculation to 0.20% of the Aggregate 364-Day Commitment in effect on the date of such calculation.

         3.6 The reference in Section 6.6 to "52.5 basis points" shall be changed to "100 basis points".

         3.7 The amount of the Fin-Ag, Inc. loan exception set forth in Section 13.6(d) is increased from $50,000,000 to $60,000,000.

         3.8 Subsection 17.4.2 shall be amended in its entirety to read as follows:

                          17.4.2 ADMINISTRATIVE AGENT:

                            CoBank, ACB
                            5500 S. Quebec Street
                            Englewood, CO 80111
                            FAX: 303/694-5830
                            Attention: Mary Lee Dennis

         3.9 Schedule 1 is replaced in its entirety by Schedule 1 attached hereto.

         3.10 Schedule 2 is replaced in its entirety by Schedule 2 attached hereto.

4. EFFECTIVE DATE. This Amendment Agreement shall become effective on May 28, 1999 ("EFFECTIVE DATE"), so long as on or before that date the Administrative Agent receives an original copy of (a) this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto, (b) each required Syndication Acquisition Agreement, and (c) each required replacement Promissory Note. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all documentation in connection herewith.

5. COSTS; EXPENSES AND TAXES. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

6. GENERAL PROVISIONS.

         6.1 Borrower agrees to execute such additional documents as the Administrative Agent may require, including, without limitation, restated promissory notes, to carry out or evidence the purposes of this Amendment Agreement.

         6.2 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified herein, and each other Loan

Document, are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement.

7. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement (Revolving Loan) to be executed by their duly authorized officers as of the Effective Date.

                                       BORROWER:

                                       CENEX HARVEST STATES COOPERATIVES, a
                                       cooperative corporation formed under the laws of the State of Minnesota

                                       By: /s/ T. F. Baker
                                           -------------------------------------
                                       Name: T. F. Baker
                                       Title: Executive Vice President Finance
                                       and Administration

                                       ADMINISTRATIVE AGENT, BID AGENT,
                                       AND CO-LEAD ARRANGER:

                                       COBANK, ACB

                                       By: /s/ Greg Somerhalder
                                           -------------------------------------
                                       Name: Greg Somerhalder
                                       Title: Vice President

                                       CO-LEAD ARRANGER:

                                       NATIONSBANK, N.A.


                                       By: /s/ Tom F. Scharfenberg
                                           -------------------------------------
                                       Name: Tom F. Scharfenberg
                                             -----------------------------------
                                       Title: S.V.P.
                                              ----------------------------------

                                       SYNDICATION PARTIES:

                                       COBANK, ACB



                                       By: /s/ Greg Somerhalder
                                           -------------------------------------
                                       Name: Greg Somerhalder
                                       Title: Vice President

                                       Contact Name: Greg Somerhalder
                                       Title: Vice President
                                       Address:    245 North Waco
                                                   Wichita, KS 67202
                                       Phone No.: 316/290-2052
                                       Fax No.: 316/290-2006
                                       Individual 364-Day Commitment:
                                                                  $96,666,666.64

                                       Payment Instructions:
                                              CoBank, ACB
                                              ABA No.: 307088754
                                              Acct. Name: CoBank, ACB
                                              Account No.: 22274433
                                              Attn: Marshall Allen
                                              Reference: Cenex Harvest States

                                       SYNDICATION PARTIES:

                                       ST. PAUL BANK FOR COOPERATIVES



                                       By: /s/ Jeff Swanhorst
                                           -------------------------------------
                                       Name: Jeff Swanhorst
                                       Title: Vice President

                                       Contact Name: Jeff Swanhorst
                                       Title: Vice President
                                       Address:    375 Jackson Street
                                                   St. Paul, MN 55101-1849
                                       Phone No.: 612/282-8205
                                       Fax No.: 612/282-8249
                                       Individual 364-Day Commitment:
                                                                  $23,333,333.33

                                       Payment Instructions:
                                              St. Paul Bank for Cooperatives
                                              ABA No.: 296090471
                                              Acct. Name: Cenex Harvest States
                                              Account No.: 271998
                                              Reference: Scott Malm

                                       SYNDICATION PARTIES:

                                       CARIPLO-CASSA DI RISPARMIO DELLE
                                       PROVINCIE LOMBARDE SPA



                                       By: /s/ Anthony F. Giobbi
                                           -------------------------------------
                                       Name: Anthony F. Giobbi
                                             -----------------------------------
                                       Title: F.V.P
                                              ----------------------------------


                                       By: /s/ Maria Elena Greene
                                           -------------------------------------
                                       Name: Maria Elena Greene
                                             -----------------------------------
                                       Title: A.V.P.
                                              ----------------------------------


                                       Contact Name: Anthony Giobbi
                                       Title: First Vice President
                                       Address:  10 East 53rd Street, 36th Floor
                                                 New York, NY 10022
                                       Phone No.: 212/527-8737
                                       Fax No.: 212/527-8777
                                       Individual 364-Day Commitment:
                                                                  $16,666,666.67

                                       Payment Instructions:
                                              Citibank - New York
                                              ABA - 021000089
                                              For account of Cariplo - New York
                                              Account No.: 36022295
                                              Attn: M. Greene
                                              Ref: Cenex Harvest States
                                                   Cooperatives

                                       SYNDICATION PARTIES:

                                       CREDIT AGRICOLE INDOSUEZ


                                       By: /s/ illegible
                                           -------------------------------------
                                       Name: illegible
                                             -----------------------------------
                                       Title: First Vice President & Deputy
                                              Chief Credit Officer - USA
                                              ----------------------------------


                                       By: /s/ Theodore D. Tice
                                           -------------------------------------
                                       Name: Theodore D. Tice
                                             -----------------------------------
                                       Title: Senior Relationship Manager
                                              ----------------------------------

                                       Contact Name: Theodore D. Tice
                                       Title: Vice President
                                       Address:    55 E. Monroe Street
                                                   Chicago, IL 60603-5702
                                       Phone No.: 312/917-7463
                                       Fax No.: 312/372-3455
                                       Individual 364-Day Commitment:
                                                                  $33,333,333.33

                                       Payment Instructions:
                                            Citibank - New York, New York
                                            ABA - 021-000-089
                                            Acct. Name: Credit Agricole Indoseuz
                                            Chgo Branch
                                            Account No.: 36023853
                                            Swift Code: CITIUS33
                                            Ref: Cenex Harvest States

                                       SYNDICATION PARTIES:

                                       SUNTRUST BANK, ATLANTA



                                       By: /s/ Michel A. Odermatt
                                           -------------------------------------
                                       Name: Michel A. Odermatt
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ F. Steven Parrish
                                           -------------------------------------
                                       Name: F. Steven Parrish
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       Contact Name: Michel A. Odermatt
                                       Title: Vice President
                                       Address:    303 Peachtree Street N.E.
                                                   Third Floor
                                                   Atlanta, GA 30308
                                       Phone No.: 404/532-0232
                                       Fax No.: 404/230-5305
                                       Individual 364-Day Commitment:
                                                                  $16,666,666.67

                                       Payment Instructions:
                                              SunTrust Bank, Atlanta
                                              ABA - 061000104
                                              Acct. Name: Corporate Banking
                                              Operations General Ledger Account
                                              Account No.: 9088000112
                                              Ref: Cenex Harvest States
                                                   Cooperatives

                                       SYNDICATION PARTIES:

                                       BANQUE NATIONALE DE PARIS



                                       By: /s/ Arnaud Collin du Bocage
                                           -------------------------------------
                                       Name: Arnaud Collin du Bocage
                                             -----------------------------------
                                       Title: Executive Vice President and
                                              General Manager
                                              ----------------------------------


                                       Contact Name: Cathleen F. Schaede
                                       Title: Assistant Vice President
                                       Address:    209 South LaSalle Street
                                                   Chicago, IL 60604
                                       Phone No.: 312/977-1383
                                       Fax No.: 312/977-1380
                                       Individual 364-Day Commitment:
                                                                  $26,666,666.67

                                       Payment Instructions:
                                           Banque Nationale de Paris - New York
                                           ABA - 0260-0768-9
                                           Acct. Name: Banque Nationale de Paris
                                                  - Chicago
                                           Account No.: 14119400189

                                       SYNDICATION PARTIES:

                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH



                                       By: /s/ Ian Reece
                                           -------------------------------------
                                       Name: Ian Reece
                                             -----------------------------------
                                       Title: Senior Credit Officer
                                              ----------------------------------


                                       By: /s/ Michiel V.M. Van Der Voort
                                           -------------------------------------
                                       Name: Michiel V.M. Van Der Voort
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       Contact Name: David Nelson
                                       Title: Vice President
                                       Address:    300 South Wacker Drive
                                                   Suite 3500
                                                   Chicago, IL 60606
                                       Phone No.: 312/408-8207
                                       Fax No.: 312/408-8240
                                       Individual 364-Day Commitment:
                                                                  $26,666,666.67

                                       Payment Instructions:
                                              The Bank of New York
                                              (New York, NY  10167)
                                              ABA - 021 000 018
                                              Acct. Name: Rabobank Nederland
                                              Account No.: 802 6002 533
                                              Attn: Debra Rivers
                                              Ref: Cenex Harvest States

                                       SYNDICATION PARTIES:

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       CHICAGO BRANCH



                                       By: /s/ Jeffrey R. Arnold
                                           -------------------------------------
                                       Name: Jeffrey R. Arnold
                                             -----------------------------------
                                       Title: Vice President and Manager
                                              ----------------------------------


                                       Contact Name: Jeffrey R. Arnold
                                       Title: Assistant Vice President
                                       Address:    90 South Seventh Street
                                                   5100 Norwest Center
                                                   Minneapolis, MN 55402
                                       Phone No.: 612/333-0505
                                       Fax No.: 612/333-3735

                                       Loan Administration Contact Name:
                                       Janice Hennig
                                       Address:    227 West Monroe Street
                                                   Suite 2300
                                                   Chicago, Illinois 60606
                                       Phone No.: 312/696-4710
                                       Fax No.: 312/696-4532
                                       Individual 364-Day Commitment:
                                                                  $16,666,666.67

                                       Payment Instructions:
                                             The Federal Reserve Bank of Chicago
                                             ABA - 071002341
                                             Acct. Name: The Bank of Tokyo-
                                               Mitsubishi, Ltd.
                                             Attention: Loan Administration
                                             Ref: Cenex Harvest States
                                                  Cooperatives

                                       SYNDICATION PARTIES:

                                       NATIONSBANK, N.A.



                                       By: /s/ Tom F. Scharfenberg
                                           -------------------------------------
                                       Name: Tom F. Scharfenberg
                                             -----------------------------------
                                       Title: Managing Director
                                              ----------------------------------


                                       Contact Name: Laurie Haugh
                                       Title: Associate Vice President
                                       Address:    231 South La Salle Street
                                                   Chicago, IL 60697
                                       Phone No.: 312/828-2256
                                       Fax No.: 312/987-1276
                                       Individual 364-Day Commitment:
                                                                  $63,333,333.34

                                       Payment Instructions:
                                              NationsBank, N.A.
                                              ABA - 11100012
                                              A/C #: 1292000883
                                              Acct. Name: Corporate Loans
                                              Attention: Lenor Manhard
                                              Ref: Cenex Harvest States

                                       SYNDICATION PARTIES:

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION



                                       By: /s/ Ann C. Pifer
                                           -------------------------------------
                                       Name: Ann C. Pifer
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       Contact Name: Anne C. Pifer
                                       Title: Vice President
                                       Address:    Sixth and Marquette
                                                   Minneapolis, MN 55479-0085
                                       Phone No.: 612/667-2893
                                       Fax No.: 612/667-4145
                                       Individual 364-Day Commitment:
                                                                  $16,666,666.67

                                       Payment Instructions:
                                            Norwest Bank Minnesota
                                            ABA - 091000019
                                            Acct. Name: Commercial Loan Clearing
                                              Account
                                            Account No.: 840165
                                            Ref: Cenex Harvest States

                                       SYNDICATION PARTIES:

                                       DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG,
                                       CAYMAN ISLAND BRANCH



                                       By: /s/ Mark K. Connelly
                                           -------------------------------------
                                       Name: Mark K. Connelly
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ Lynne McCarthy
                                           -------------------------------------
                                       Name: Lynne McCarthy
                                             -----------------------------------
                                       Title: Asst. Vice President
                                              ----------------------------------


                                       Contact Name: Mark Connelly
                                       Title: Vice President
                                       Address:    609 Fifth Avenue
                                                   New York, NY 10017
                                       Phone No.: 212/745-1560
                                       Fax No.: 212/745-1556
                                       Individual 364-Day Commitment:
                                                                  $26,666,666.67

                                       Payment Instructions:
                                            (1) DG Bank
                                                via Chips System
                                                DG Bank ABA #845

                                            (2) Federal Reserve Bank of New York
                                                Routing/Account # 026008455

                                       SYNDICATION PARTIES:

                                       U.S. BANK NATIONAL ASSOCIATION



                                       By: /s/ Thomas W. Cherry
                                           -------------------------------------
                                       Name: Thomas W. Cherry
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       Contact Name: Thomas W. Cherry
                                       Title: Vice President
                                       Address:    601 Second Avenue South
                                                   Minneapolis, MN 55402-4302
                                       Phone No.: 612/973-0555
                                       Fax No.: 612/973-0825
                                       Individual 364-Day Commitment:
                                                                  $16,666,666.67

                                       Payment Instructions:
                                              U.S. Bank National Association
                                              ABA - 091000022
                                              Acct. Name: Commercial Loans
                                              Account No.: 30000472160600
                                              Attn: Karen Johnson
                                              Ref: Cenex Harvest States
                                                   Cooperatives

                              SYNDICATION PARTIES:


                             THE BANK OF NOVA SCOTIA



                                       By: /s/ F.C.H. Ashby
                                           -------------------------------------
                                       Name: F.C.H. Ashby
                                             -----------------------------------
                                       Title: Senior Manager Loan Operations
                                              ----------------------------------


                                       Contact Name: Vicki Gibson
                                       Title:
                                       Address:    600 Peachtree Street
                                                   Atlanta, GA  30308
                                       Phone No.: 404/877-1557
                                       Fax No.: 404/888-8998
                                       Individual 364-Day Commitment:
                                                                  $20,000,000.00

                                       Payment Instructions:
                                              The Bank of Nova Scotia
                                              ABA - 026002532
                                              Acct. Name: Atlanta Agency
                                              Account No.: 0606634
                                              Attn: Chicago Team
                                              Ref: Cenex Harvest States

                                   SCHEDULE 1
                               TO CREDIT AGREEMENT

                 SYNDICATION PARTIES AND INDIVIDUAL COMMITMENTS


--------------------------------------------------------------------------------
SYNDICATION PARTY                             INDIVIDUAL           INDIVIDUAL
NAME/ADDRESS                              364-DAY COMMITMENT   5-YEAR COMMITMENT
--------------------------------------------------------------------------------
CoBank, ACB                                 $96,666,666.64      $48,333,333.36
245 North Waco St.
Wichita, Kansas 67202
--------------------------------------------------------------------------------
St. Paul Bank for Cooperatives              $23,333,333.33      $21,666,666.67
375 Jackson St.
St. Paul, MN 55101-1849
--------------------------------------------------------------------------------
NationsBank, N.A.                           $63,333,333.34      $31,666,666.66
231 South LaSalle Street
Chicago, IL 60697
--------------------------------------------------------------------------------
Banque Nationale de Paris, Chicago Branch   $26,666,666.67      $13,333,333.33
209 S. LaSalle Street, Fifth Floor
Chicago, IL 60604
--------------------------------------------------------------------------------
Cariplo Bank                                $16,666,666.67       $8,333,333.33
190 South LaSalle Street, Suite 2890
Chicago, IL 60603
--------------------------------------------------------------------------------
Credit Agricole Indosuez                    $33,333,333.33      $16,666,666.67
55 East Monroe Street, Suite 4700
Chicago, IL 60603
--------------------------------------------------------------------------------
Deutsche Genossenschaftsbank                $26,666,666.67      $13,333,333.33
609 Fifth Avenue
New York, NY 10017-1021
--------------------------------------------------------------------------------
Norwest Bank Minnesota, N.A.                $16,666,666.67       $8,333,333.33
Sixth and Marquette
Minneapolis, MN 55479-0085
--------------------------------------------------------------------------------
Rabobank Nederland, Chicago Branch          $26,666,666.67      $13,333,333.33
300 South Wacker Drive, Suite 3500
Chicago, IL 60606
--------------------------------------------------------------------------------
SunTrust Bank, Atlanta                      $16,666,666.67       $8,333,333.33
303 Peachtree Street N.E., 3rd Floor
Atlanta, GA 30308
--------------------------------------------------------------------------------
The Bank of Tokyo - Mitsubishi, Ltd.        $16,666,666.67       $8,333,333.33
5100 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402-4122
--------------------------------------------------------------------------------
U.S. Bank National Association              $16,666,666.67       $8,333,333.33
MPFP 0607
601 Second Avenue South
Minneapolis, MN 55402-4302
--------------------------------------------------------------------------------
The Bank of Nova Scotia                     $20,000,000.00                 -0-
600 Peachtree Street
Atlanta, GA 30308
--------------------------------------------------------------------------------

                                   SCHEDULE 2
                               TO CREDIT AGREEMENT

                               APPLICABLE MARGINS

The determination of the Applicable Margin will be made effective 5 Banking Days after the Administrative Agent receives quarterly financial statements from the Borrower; however, no adjustments will be made to the LIBO Rate applicable to LIBO Rate Loans then outstanding until the end of their then current LIBO Period.

---------------------------------------------------------------------------------------------
RATIO OF CONSOLIDATED                              364-DAY MARGIN           5-YEAR MARGIN
FUNDED DEBT TO CASH FLOW
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Less than or equal to 1.00                        50.0 basis points        20 basis points
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Greater than 1.00 Less than or equal to 1.50      62.5 basis points        25 basis points
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Greater than 1.50 Less than or equal to 2.00      75.0 basis points        30 basis points
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Greater than 2.00 Less than or equal to 2.50      87.5 basis points        35 basis points
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Greater than 2.50                                100.0 basis points        50 basis points
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------